                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934


                              CHEAP TICKETS, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             Delaware                               99-0338363
-----------------------------------     ----------------------------------------
     (State of Incorporation)             (I.R.S. Employer Identification No.)


1440 Kapiolani Boulevard, Honolulu, Hawaii 96814
--------------------------------------------------------------------------------
(Address of principal executive offices and ZIP Code)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [_]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [_]

Securities to be registered pursuant to Section 12(b) of the Act:

              Title of each class                Name of each exchange on which
              to be so registered                each class is to be registered

                    None

 .......................................     ....................................


Securities to be registered pursuant to Section 12(g) of the Act:


                 Common Stock, par value $0.01 per share
                                         -----
--------------------------------------------------------------------------------
                               (Title of class)

Information Required in Registration Statement

Item 1.   Description of Registrant's Securities to be Registered

          Incorporated by reference to page 57 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on January 20, 1999.

Item 2.   Exhibits

          The following exhibits are filed as part of this registration statement:

          1.1/1/    Specimen certificate for Registrant's Common Stock.

          2.1/2/    First Amended and Restated Certificate of Incorporation.

          2.2/3/    Bylaws, as amended.


------------------------
/1/ Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 filed on January 20, 1999.

/2/ Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 filed on January 20, 1999.

/3/ Incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 filed on January 20, 1999.

Signature

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Dated:  January 20, 1999.              Cheap Tickets, Inc.


                                       By: /s/ Michael Hartley
                                          --------------------------------------
                                          Michael Hartley, Chief Executive
                                          Officer and President

                               Index to Exhibits


Exhibit
Number                            Description


 1.1/1/   Specimen certificate for Registrant's Common Stock.

 2.1/2/   First Amended and Restated Certificate of Incorporation.

 2.2/3/   Bylaws, as amended.


----------------------
/1/ Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 filed on January 20, 1999.

/2/ Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 filed on January 20, 1999.

/3/ Incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 filed on January 20, 1999.